SCHEDULE A
To the Administration Agreement
By and between State Street Bank and Trust Company and SPDR® Series Trust

Fund Name
SPDR® Dow Jones Total Market ETF
SPDR® Dow Jones Large Cap ETF
SPDR® Dow Jones Large Cap Growth ETF
SPDR® Dow Jones Large Cap Value ETF
SPDR® Dow Jones Mid Cap ETF
SPDR® Dow Jones Mid Cap Growth ETF
SPDR® Dow Jones Mid Cap Value ETF
SPDR® Dow Jones Small Cap ETF
SPDR® Dow Jones Small Cap Growth ETF
SPDR® Dow Jones Small Cap Value ETF
SPDR® DJ Global Titans ETF
SPDR® Dow Jones REIT ETF
SPDR® S&P® Bank ETF
SPDR® S&P® Capital Markets ETF
SPDR® S&P® Insurance ETF
SPDR® Morgan Stanley Technology ETF
SPDR® S&P® Dividend ETF
SPDR® S&P® Aerospace & Defense ETF
SPDR® S&P® Biotech ETF
SPDR® S&P® Building & Construction ETF
SPDR® S&P® Computer Hardware ETF
SPDR® S&P® Health Care Equipment ETF
SPDR® S&P® Health Care Services ETF
SPDR® S&P® Homebuilders ETF
SPDR® S&P® LeisureTime ETF
SPDR® S&P® Metals & Mining ETF
SPDR® S&P® Oil & Gas Equipment & Services ETF
SPDR® S&P® Oil & Gas Exploration & Production ETF
SPDR® S&P® Outsourcing & IT Consulting ETF
SPDR® S&P® Pharmaceuticals ETF
SPDR® S&P® Retail ETF
SPDR® S&P® Semiconductor ETF
SPDR® S&P® Software & Services ETF
SPDR® S&P® Telecom ETF
SPDR® S&P® Transportation ETF
SPDR® S&P® Regional Banking ETF
SPDR® S&P® Mortgage Finance ETF
SPDR® Barclays Capital 1-3 Month T-Bill ETF
SPDR® Barclays Capital Intermediate Term Treasury ETF
SPDR® Barclays Capital Long Term Treasury ETF

Fund Name
SPDR® Barclays Capital TIPS ETF
SPDR® Barclays Capital Aggregate Bond ETF
SPDR® Nuveen Barclays Capital Municipal Bond ETF
SPDR® Barclays Capital International Treasury Bond ETF
SPDR® Nuveen Barclays Capital Short Term Municipal Bond ETF
SPDR® Nuveen Barclays Capital California Municipal Bond ETF
SPDR® Nuveen Barclays Capital New York Municipal Bond ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® DB International Government-Inflation Protected Bond ETF
SPDR® Barclays Capital Short Term International Treasury Bond ETF
SPDR® Barclays Capital Intermediate Term Credit Bond ETF
SPDR® Barclays Capital Long Term Credit Bond ETF
SPDR® Barclays Capital Convertible Bond ETF
SPDR® Barclays Capital Mortgage Backed Bond ETF
SPDR® Nuveen S&P® Ultra Short Term Municipal Bond ETF
SPDR® Wells Fargo Preferred Stock ETF
SPDR® Barclays Capital Short Term Corporate Bond ETF
SPDR® Nuveen Barclays Capital Build America Bond ETF SPDR® Barclays Capital International Corporate Bond ETF
SPDR® Barclays Capital Emerging Markets Local Bond ETF
SPDR® Barclays Capital Issuer Scored Corporate Bond ETF
SPDR® Nuveen S&P® High Yield Municipal Bond ETF
Dated: October 24, 2011

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